Instructions are not visible during Show Mode To insert image • Drag the image from your source folder into the grey area • If the image overlaps/hides the text, right click on the image and select Arrange > Send to Back Slide Instructions Presentation Title in Title Case Presentation subtitle in sentence case Presenter Name Event name xx Month 201x © 201X Virtu Financial. All rights reserved. Not to be reproduced or retransmitted without permission. Compliance #XXXX-XXXX Virtu Financial L nder Pres tation July 2026 © 2025 Virtu Financial. All rights reserved.

2 Disclaimer This presentation and the information contained herein (including any information which has been or may be supplied in writing or orally in connection herewith or in connection with any further inquiries) (collectively, the "presentation") is intended for the recipient hereof and is for informational purposes only. No representation or warranty, express or implied, is made as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of the information or opinions contained herein, and any reliance you place on them will be at your sole risk. Virtu Financial, Inc. (together with its direct and indirect subsidiaries, "we", "us", "or", "Virtu" or the "Company"), its affiliates and advisors do not accept any liability whatsoever for any loss howsoever arising, directly or indirectly, from the use of this document or its contents, or otherwise a rising in connection with this document. Cautionary Statement Regarding Forward Looking Statements This presentation may contain “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements regarding the Company’s business that are not historical facts are forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information, and if the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within Virtu’s control, that could cause actual performance or results to differ materially from those expressed in the statements. Those risks and uncertainties include, without limitation: fluctuations in trading volume and volatilities in the markets in which we operate; the ability of our trading counterparties, clients and various clearing houses to perform their obligations to us; the performance and reliability of our customized trading platform; the risk of material trading losses from our market making activities; swings in valuations in securities or other instruments in which we hold positions; increasing competition and consolidation in our industry; the risk that cash flow from our operations and other available sources of liquidity will not be sufficient to fund our various ongoing obligations, including operating expenses, short term funding requirements, margin requirements, capital expenditures, debt service and dividend payments; regulatory and legal uncertainties and other potential changes associated with our industry, particularly in light of increased attention from media, regulators and lawmakers to market structure and related issues including but not limited to the retail trading environment, wholesale market making and off exchange trading more generally and payment for order flow arrangements; potential adverse results from legal or regulatory proceedings; our ability to remain technologically competitive and to ensure that the technology we utilize is not vulnerable to security risks, hacking and cyber-attacks; risks associated with third party software and technology infrastructure. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in forward-looking statements, see Virtu’s Securities and Exchange Commission filings, including but not limited to Virtu’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. GAAP and Non-GAAP Results This presentation includes or may include certain non-GAAP financial measures, including Adjusted EPS, Normalized Adjusted EPS, Adjusted Net Trading Income, Normalized Adjusted Net Income, Normalized Adjusted Pre-Tax Income, EBITDA, Adjusted EBITDA, EBITDA Margin, Adjusted EBITDA Margin, Trading Capital, Invested Capital, Adjusted Operating Expense and Adjusted Compensation Expense. Non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Other companies may use similarly titled non‐GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non‐GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non‐GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non‐GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP. A reconciliation of non‐GAAP measures to the most directly comparable financial measure prepared in accordance with GAAP is included at the end of this presentation.

3 Speakers Joe Molluso Co-President and Co-Chief Operating Officer • Joined Virtu in 2013 as Chief Financial Officer • Played a central role in Virtu’s completed merger and integration of KCG Holdings and ITG as well as its initial public offering in 2015 • Previously served as Managing Director at J.P. Morgan in the Investment Banking Department, where he provided strategic advice to financial institutions with a focus on market structure related companies • Served on the Board of Directors of DTCC Cindy Lee Chief Financial Officer • Joined Virtu in 2011 and has served as the Global Controller and Deputy Chief Financial Officer • Previously served as an Audit Accountant at Deloitte & Touche • Certified Public Accountant Andrew Smith SVP, Global Business Development and Corporate Strategy • joined Virtu in 2009 and leads Global Business Development and Corporate Strategy, working to help grow and scale Virtu’s global market-making businesses • previously headed investor relations since the Company’s 2015 IPO • Member of Virtu’s Management Committee To confirm

4 Agenda 1 2 3 Transaction Summary Financial Update GAAP Reconciliations and Other Information

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Executive Summary 6 Note: 1 Refer to appendix for a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP financial measure; 2 Adjusted EBITDA margin is defined as Adjusted EBITDA divided by Adjusted Net Trading Income • Virtu Financial, Inc. (“Virtu” or the “Company”) is a leading financial firm that leverages cutting edge technology to deliver liquidity to the global markets and innovative, transparent trading solutions to its clients. The Company provides deep liquidity in over 25,000 financial instruments, on over 250 venues, in 40 countries worldwide to help create more efficient markets. • Publicly traded on the New York Stock Exchange (NYSE: VIRT) • The Company generated Adjusted Net Trading Income1 of ~$2.4B and Adjusted EBITDA of $1.6B, producing an Adjusted EBITDA Margin1,2 of 66% for twelve-month period ended 3/31/26 • The Company is seeking a $400 million upsize of its existing $1,530 million Term Loan B due 2031 to a pro forma tranche size of $1,930 million • Proceeds from the upsize are expected to be used for general corporate purposes and total net leverage will remain unchanged at 0.7x • Commitments and consents to the $400 million Term Loan B fungible add-on will be due on Thursday, July 16th at 5:00pm ET See endnotes at end of this supplement

Transaction Overview 7 SOURCES AND USES Note: 1 Refer to appendix for a reconciliation of Adjusted EBITDA to net income, the most directly comparable GAAP financial measure Sources ($mm) Uses ($mm) Fungible add-on to Term Loan B $400 Cash to Balance Sheet $400 Total Sources $400 Total Uses $400 PRO FORMA CAPITALIZATION As of 3/31/2026 ($mm) xEBITDA Adj. ($mm) xEBITDA Cash and cash equivalents $973 $400 $1,373 $300mm Revolving Credit Facility due 2027 - - Term Loan B due 2031 1,530 400 1,930 Senior Secured Notes due 2031 500 500 SBI Bonds 22 22 Total debt $2,052 1.3x $2,452 1.5x Total net debt $1,078 0.7x $1,078 0.7x LTM Q1'26 Adjusted EBITDA1 $1,600 $1,600 See endnotes at end of this supplement

Summary Terms – Term Loan B Facility 8 Borrower VFH Parent LLC (the “Borrower”) Guarantors Virtu Financial LLC and certain of its domestic subsidiaries (same as existing) Facilities overview Facility Amount Maturity First Lien Term Loan B $1,930M ($1,530M Existing) June 21, 2031 Amortization Modified for upsize to be fungible with the existing Term Loan B Financial covenants None; covenant-lite (same as existing) Negative covenants Usual and customary (same as existing) Lead-left arranger J.P. Morgan Chase Bank

Transaction Timeline 9 July 14th ⚫ Launch Term Loan B and host global lender call July 16th ⚫ Commitments due on Term Loan B from Lenders by 5:00pm ET ⚫ Price and Allocate Term Loan B Thereafter ⚫ Closing, funding and effectiveness KEY TRANSACTION DATES: KEY TRANSACTION ITEM: Key Transaction Date July 2026 M T W T F 1 2 3 6 7 8 9 10 13 14 15 16 17 20 21 22 23 24 27 28 29 30 31 Holiday

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11 Normalized Adj. EPS1 $1.82 2Q 2026 Key Financials Summary Recent Results Adj. NTI1 $718M Adj. NTI/day1 $11.6M Adj. EBITDA1 $437M Adj. EBITDA Margin1,2 61% Debt to LTM Adj. EBITDA1 1.2x Performance Highlights & Preliminary 2Q26 Flash See endnotes at end of this supplement Updated Adj. Net Trading Income / Day1 Normalized Adj. EPS1 $9.2M $7.4M $9.7M $12.9M $11.6M 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26 $1.53 $1.05 $1.85 $2.24 $1.82 2Q'25 3Q'25 4Q'25 1Q'26 2Q'26

Key Financial Metrics

($M)	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	1Q	2Q	3Q	4Q	1Q	4Q'25	1Q'25
	Annual						Trailing 5 Quarters: FY 2025				FY 2026	Comparison: 1Q 2026 v	
Total Adjusted Net Trading Income[1]	**$2,271**	**$1,910**	**$1,468**	**$1,211**	**$1,598**	**$2,145**	**$497**	**$568**	**$467**	**$613**	**$787**	**+ 32%**	**+ 56%**
Daily Average Adj. NTI[1]	*$9.0*	*$7.6*	*$5.8*	*$4.8*	*$6.4*	*$8.6*	*$8.3*	*$9.2*	*$7.4*	*$9.7*	*$12.9*		
Market Making Adj. NTI[1]	$1,782	$1,428	$1,058	$847	$1,195	$1,666	$382	$451	$344	$489	$637	+ 35%	+ 64%
Market Making Daily Average Adj. NTI[1]	*$7.0*	*$5.7*	*$4.2*	*$3.4*	*$4.8*	*$6.7*	*$6.4*	*$7.3*	*$5.4*	*$7.8*	*$10.4*		
Market Making % of Total	*78%*	*75%*	*72%*	*70%*	*75%*	*78%*	*77%*	*80%*	*74%*	*80%*	*81%*		
Execution Services Adj. NTI[1]	$489	$482	$409	$364	$403	$479	$115	$116	$123	$125	$149	+ 24%	+ 28%
Execution Services Daily Average Adj. NTI[1]	*$1.9*	*$1.9*	*$1.6*	*$1.5*	*$1.6*	*$1.9*	*$1.9*	*$1.9*	*$1.9*	*$2.0*	*$2.5*		
Execution Services % of Total	*22%*	*25%*	*28%*	*30%*	*25%*	*22%*	*23%*	*20%*	*26%*	*20%*	*19%*		
Adjusted Cash Operating Expenses[1]	$623	$609	$609	$643	$679	$746	$177	$198	$199	$171	$266	+ 55%	+ 50%
Total Adjusted Operating Expenses[1]	$690	$677	$675	$706	$745	$811	$193	$214	$215	$189	$282	+ 49%	+ 46%
Adjusted EBITDA[1]	**$1,648**	**$1,301**	**$859**	**$568**	**$919**	**$1,399**	**$320**	**$369**	**$268**	**$442**	**$521**	**+ 18%**	**+ 63%**
Adjusted EBITDA Margin[1,2]	*73%*	*68%*	*59%*	*47%*	*58%*	*65%*	*64%*	*65%*	*57%*	*72%*	*66%*	*- 6 pts*	*+ 2 pts*
Long-Term Debt (at end of period)	$1,670	$1,630	$1,824	$1,752	$1,767	$2,067	$1,768	$1,769	$2,069	$2,067	$2,052	- 1%	+ 16%
Debt / LTM Adjusted EBITDA[1]	*1.0x*	*1.3x*	*2.1x*	*3.1x*	*1.9x*	*1.5x*	*1.7x*	*1.5x*	*1.7x*	*1.5x*	*1.3x*		
Normalized Adjusted EPS[1]	**$5.76**	**$4.57**	**$3.00**	**$1.84**	**$3.55**	**$5.73**	**$1.30**	**$1.53**	**$1.05**	**$1.85**	**$2.24**	**+ 21%**	**+ 72%**

Daily Average Adj. NTI[1] Trend



$14M
$12M
$10M
$8M
$6M
$4M
$2M
-
1Q'20 $12.7M 83% 17%
2Q'20 $10.6M 83% 17%
3Q'20 $5.7M 71% 29%
4Q'20 $7.1M 70% 30%
1Q'21 $11.9M 79% 21%
2Q'21 $5.4M 68% 32%
3Q'21 $5.5M 70% 30%
4Q'21 $7.6M 77% 23%
1Q'22 $8.1M 76% 24%
2Q'22 $5.8M 71% 29%
3Q'22 $5.2M 72% 28%
4Q'22 $4.4M 67% 33%
1Q'23 $6.0M 74% 26%
2Q'23 $4.5M 69% 31%
3Q'23 $4.7M 70% 30%
4Q'23 $4.1M 64% 36%
1Q'24 $6.0M 75% 25%
2Q'24 $6.1M 74% 26%
3Q'24 $6.1M 74% 26%
4Q'24 $7.3M 76% 24%
1Q'25 $8.3M 77% 23%
2Q'25 $9.2M 80% 20%
3Q'25 $7.4M 74% 26%
4Q'25 $9.7M 80% 20%
1Q'26 $12.9M 81% 19%
Execution Services
Market Making

See endnotes at end of this supplement

12

Returns continue to increase on a growing capital base

Return on Invested Capital[1,2]



$3.0B
$2.5B
$2.0B
$1.5B
$1.0B
$0.5B
-
160%
140%
120%
100%
80%
60%
40%
20%
0%
68%
139%
107%
77%
66%
65%
71%
78%
91%
94%
100%
95%
100%
107%
FY'19
FY'20
FY'21
FY'22
FY'23
1Q'24
2Q'24
3Q'24
4Q'24
1Q'25
2Q'25
3Q'25
4Q'25
1Q'26
LTM ANTI (L) 1,2
LTM Return on Invested Capital (R) 1,3

Invested Capital[1]



$1,527M
$1,738M
$1,846M
$1,989M
$1,672M
$1,749M
$1,823M
$1,802M
$1,840M
$1,943M
$2,016M
$2,373M
$2,465M
$2,609M
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
3/31/2024
6/30/2024
9/30/2024
12/31/2024
3/31/2025
6/30/2025
9/30/2025
12/31/2025
3/31/2026

See endnotes at end of this supplement

13

VES strong performance continues 14See endnotes at end of this supplement VES Adj. NTI1 by quarter since 2022 • 1Q 2026 was the 2nd-highest quarterly ANTI ever recorded by VES, which has now grown in 8 consecutive quarters • This quarter set all-time highs across a number of VES products, including Workflow Technology, Algo, and ATM Performance Highlights $ 1 2 3 M $ 1 0 4 M $ 9 3 M $ 8 9 M $ 9 5 M $ 8 5 M $ 9 0 M $ 9 3 M $ 9 3 M $ 1 0 0 M $ 1 0 0 M $ 1 1 0 M $ 1 1 5 M $ 1 1 6 M $ 1 2 3 M $ 1 2 5 M $ 1 4 9 M 1Q'22 2Q'22 3Q'22 4Q'22 1Q'23 2Q'23 3Q'23 4Q'23 1Q'24 2Q'24 3Q'24 4Q'24 1Q'25 2Q'25 3Q'25 4Q'25 1Q'26

Market Metrics

	Annual						Trailing 5 Quarters					Comparison	
	FY 2020	FY 2021	FY 2022	FY 2023	FY 2024	FY 2025	FY 2025 1Q	FY 2025 2Q	FY 2025 3Q	FY 2025 4Q	FY 2026 1Q	1Q 2026 v 4Q'25	1Q 2026 v 1Q'25
Market Metrics (Average Daily)													
Volume Metrics													
US Equity Consolidated Volume (M shares)	10,926	11,404	11,875	11,054	12,153	17,581	15,695	18,386	17,581	18,583	19,985	+ 8%	+ 27%
US Equity Consolidated Notional Volume ($B)	$479	$565	$573	$516	$608	$824	$734	$803	$827	$926	$1,088	+ 17%	+ 48%
Virtu Rule 605 Executed Shares (M)[1]	727	805	606	552	554	742	736	745	801	684	639	- 7%	- 13%
Virtu Rule 605 Dollar Value of Quoted Spreads ($M)[1]	$10.1	$12.8	$7.2	$5.4	$6.6	$8.3	$8.6	$8.7	$8.4	$7.7	$8.5	+ 11%	- 1%
IBKR Retail Equity Share Volume (M)	1,324	3,041	1,299	998	1,205	1,680	1,546	1,537	1,863	1,764	1,898	+ 8%	+ 23%
OCC ADV (M contracts)	30	39	41	44	48	61	58	57	61	67	69	+ 3%	+ 18%
CME FX ADV (K contracts)	861	798	989	962	1,030	982	1,152	1,096	838	854	1,196	+ 40%	+ 4%
Hotspot ADV FX ($B)	$35	$34	$40	$44	$46	$50	$49	$54	$47	$50	$66	+ 32%	+ 34%
Volatility Metrics													
S&P 500 Average Implied Volatility (VIX)	29.3	19.7	25.6	16.8	15.5	18.9	18.5	23.6	16.0	17.7	20.4	+ 15%	+ 10%
S&P 500 Average Realized Volatility	30.5	13.0	24.0	12.9	12.5	16.6	16.0	29.3	8.9	12.5	14.1	+ 13%	- 12%
S&P 500 Intraday Volatility	1.7%	1.0%	1.8%	1.0%	0.9%	1.1%	1.2%	1.7%	0.7%	1.0%	1.1%	+ 14%	- 9%
SX5E Realized Volatility	30.2	14.8	22.7	13.6	13.1	15.8	15.5	23.6	12.9	11.4	17.2	+ 52%	+ 11%
NKY Realized Volatility	24.1	18.5	20.2	16.0	23.6	22.6	18.6	32.8	15.6	23.5	28.7	+ 22%	+ 54%
CVIX Realized Volatility	66.9	29.3	54.4	29.7	34.4	37.6	35.0	65.4	26.1	24.5	43.5	+ 78%	+ 24%

See endnotes at end of this supplement

15

16 Operating Expenses and Long-Term Debt Operating Expense Results Debt Structure at March 31, 2026 See endnotes at end of this supplement Adjusted Operating Expenses FY FY FY 2025 2025 2025 2025 2026 TTM ($M) 2023 2024 2025 1Q 2Q 3Q 4Q 1Q 1Q'26 Adj. Cash Compensation1 $321 $314 $315 $320 $351 $399 $95 $110 $112 $81 $171 $475 Adj. Communications & Data Processing1 214 212 220 231 236 249 60 61 63 65 67 256 Adj. Operations & Administrative1 88 83 74 92 91 98 22 26 25 25 28 104 Adjusted Cash Operating Expenses1 $623 $609 $609 $643 $679 $746 $177 $198 $199 $171 $266 $835 Depreciation & Amortization 67 68 66 63 66 64 16 16 15 17 16 65 Total Adjusted Operating Expenses1 $690 $677 $675 $706 $745 $811 $193 $214 $215 $189 $282 $900 Cash Compensation Ratio 14% 16% 21% 26% 22% 19% 19% 19% 24% 13% 22% 19% Total Compensation Ratio 17% 19% 26% 32% 27% 23% 24% 23% 30% 18% 26% 24% Trailing 5 Quarters FY 2020 FY 2021 FY 2022 Annual Current Pro Forma Debt Description Maturity Effective Balance Annual Balance Annual ($M) Rate Interest Interest First Lien Term Loan - Floating2 Jun 2031 S + 2.50% $1,530 $94 $1,930 $119 First Lien Notes Jun 2031 7.50% $500 $38 $500 $38 Japannext3 Jan 2026 5.00% $22 $1 $22 $1 Total4 $2,052 $133 $2,452 $158 LTM Adjusted EBITDA1 $1,600 $1,600 Debt / LTM Adjusted EBITDA1 1.3x 1.5x

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GAAP Balance Sheet

Assets ($M) As of:	12/31/19	12/31/20	12/31/21	12/31/22	12/31/23	12/31/24	12/31/25	3/31/26
Cash and cash equivalents	$732	$890	$1,071	$982	$820	$873	$1,062	$973
Cash & securities segregated under regulations & other	41	117	49	57	35	41	65	57
Securities borrowed	1,929	1,425	1,349	1,188	1,722	2,295	3,191	3,055
Securities purchased under agreements to resell	143	23	119	337	1,512	984	989	1,644
Receivables from broker-dealers & clearing organizations	1,319	1,684	1,027	1,115	738	1,101	1,896	3,811
Receivables from customers	104	214	146	81	106	150	162	298
Trading assets, at fair value	2,766	3,116	4,257	4,631	7,359	7,803	10,552	13,003
Property, equipment and capitalized software, net	116	114	90	85	100	91	96	104
Operating lease right-of-use assets	315	269	225	187	229	175	214	201
Goodwill	1,149	1,149	1,149	1,149	1,149	1,149	1,149	1,149
Intangibles (net of accumulated amortization)	530	454	386	321	258	203	155	143
Deferred taxes	215	193	159	147	134	135	92	86
Assets of business held for sale	-	-	-	-	-	5	-	-
Other assets	253	318	291	304	304	358	528	590
Total Assets	**$9,609**	**$9,966**	**$10,320**	**$10,583**	**$14,466**	**$15,362**	**$20,151**	**$25,115**

Liabilities and Equity ($M) As of:	12/31/19	12/31/20	12/31/21	12/31/22	12/31/23	12/31/24	12/31/25	3/31/26
Short-term borrowings, net	$73	$65	$62	$4	-	$39	$12	$155
Securities loaned	1,600	948	1,142	1,060	1,329	2,432	3,478	3,723
Securities sold under agreements to repurchase	341	461	514	628	1,796	1,272	1,406	2,215
Payables to broker-dealers & clearing organizations	827	876	572	274	1,168	919	998	1,401
Payables to customers	90	119	55	47	23	46	43	70
Trading liabilities, at fair value	2,498	2,924	3,511	4,197	6,071	6,441	9,105	12,348
Accounts payable & accrued expenses & other liabilities	399	492	458	448	451	558	652	568
Operating lease liabilities	365	315	279	239	278	230	261	248
Tax receivable agreement obligations	269	271	259	239	216	197	182	166
Long-term borrowings, net	1,918	1,639	1,605	1,796	1,727	1,740	2,039	2,025
Liabilities of business held for sale						2	-	-
Total Liabilities	**$8,380**	**$8,111**	**$8,456**	**$8,932**	**$13,061**	**$13,874**	**$18,177**	**$22,919**
Equity	1,229	1,855	1,864	1,651	1,405	1,487	1,973	2,197
Total Liabilities and Equity	**$9,609**	**$9,966**	**$10,320**	**$10,583**	**$14,466**	**$15,362**	**$20,151**	**$25,115**

Invested Capital ($M) As of:	12/31/19	12/31/20	12/31/21	12/31/22	12/31/23	12/31/24	12/31/25	3/31/26
Trading Capital[1]	**$1,604**	**$2,076**	**$2,165**	**$2,180**	**$1,905**	**$2,179**	**$3,025**	**$3,146**
(-) Cash reserved for operations, taxes payable, and other accrued and unpaid liabilities[2]	(77)	(338)	(319)	(191)	(233)	(339)	(561)	(536)
Invested Capital	**$1,527**	**$1,738**	**$1,846**	**$1,989**	**$1,672**	**$1,840**	**$2,465**	**$2,609**

See endnotes at end of this supplement

18

19 GAAP Income Statement See endnotes at end of this supplement

Adjusted EBITDA & Normalized Adjusted EPS

	Annual						Trailing 5 Quarters					
Income Statement	**FY**	**FY**	**FY**	**FY**	**FY**	**FY**		**FY 2025**			**2026**	**2026**
($M)	**2020**	**2021**	**2022**	**2023**	**2024**	**2025**	**1Q**	**2Q**	**3Q**	**4Q**	**1Q**	**2Q**
Adjusted Net Trading Income	**$2,271**	**$1,910**	**$1,468**	**$1,211**	**$1,598**	**$2,145**	**$497**	**$568**	**$467**	**$613**	**$787**	**$718**

Adj. EBITDA / Adj. EPS	**FY**	**FY**	**FY**	**FY**	**FY**	**FY**		**FY 2025**			**2026**	**2026**
($M)	**2020**	**2021**	**2022**	**2023**	**2024**	**2025**	**1Q**	**2Q**	**3Q**	**4Q**	**1Q**	**2Q**
Income / (Loss) Before income taxes	**$1,383**	**$997**	**$557**	**$325**	**$645**	**$1,094**	**$224**	**$347**	**$180**	**$344**	**$410**	**$343**
(+) Financing interest expense	88	80	92	99	98	133	30	33	33	37	35	35
(+) Debt issue cost related to debt refinancing and prepayment	29	7	30	8	29	7	2	2	2	2	2	1
(+) Depreciation and amortization	67	68	66	63	66	64	16	16	15	17	16	18
(+) Amortization of purchased intangibles and acquired capitalized software	74	70	65	64	50	47	12	12	12	12	12	12
EBITDA	**$1,640**	**$1,221**	**$810**	**$560**	**$889**	**$1,345**	**$283**	**$409**	**$242**	**$412**	**$474**	**$409**
EBITDA Margin [1]	*72%*	*64%*	*55%*	*46%*	*56%*	*63%*	*57%*	*72%*	*52%*	*67%*	*60%*	*57%*
(+) Severance	10	6	8	9	8	29	2	3	19	5	3	1
(+) Transaction fees and expenses	3	1	1	0	0	0	0	0	0	0	-	-
(+) Termination of office leases	10	28	7	0	16	(6)	0	0	(7)	1	(0)	1
(+) Share-based compensation	60	56	67	64	75	100	22	23	27	29	34	33
(+) Other	(75)	(11)	(34)	(66)	(70)	(70)	13	(65)	(14)	(4)	9	(8)
Adjusted EBITDA	**$1,648**	**$1,301**	**$859**	**$568**	**$919**	**$1,399**	**$320**	**$369**	**$268**	**$442**	**$521**	**$437**
Adjusted EBITDA Margin [2]	*73%*	*68%*	*59%*	*47%*	*58%*	*65%*	*64%*	*65%*	*57%*	*72%*	*66%*	*61%*
(-) Financing interest expense	88	80	92	99	98	133	30	33	33	37	35	35
(-) Depreciation and amortization	67	68	66	63	66	64	16	16	15	17	16	18
Normalized Adjusted Pre-Tax Income	**$1,494**	**$1,153**	**$701**	**$405**	**$755**	**$1,202**	**$274**	**$321**	**$219**	**$387**	**$469**	**$384**
(-) Normalized provision for income taxes	358	277	168	97	181	288	66	77	53	93	113	92
Normalized Adjusted Net Income	**$1,135**	**$876**	**$533**	**$308**	**$574**	**$913**	**$208**	**$244**	**$167**	**$294**	**$357**	**$292**
Weighted average fully diluted shares outstanding	197	192	178	168	162	159	160	160	159	159	160	160
Normalized Adjusted EPS	**$5.76**	**$4.57**	**$3.00**	**$1.84**	**$3.55**	**$5.73**	**$1.30**	**$1.53**	**$1.05**	**$1.85**	**$2.24**	**$1.82**

See endnotes at end of this supplement

20

21 Adjusted Net Trading Income Reconciliation See endnotes at end of this supplement FY 2025 2025 2025 2025 2026 2026 2025 1Q 2Q 3Q 4Q 1Q 2Q Trading income, net $2,493 $2,105 $1,629 $1,301 $1,822 $2,437 $590 $653 $529 $665 $789 $857 Commissions, net and technology services 601 614 530 456 517 617 151 154 154 157 187 180 Brokerage, exchange, clearance fees and payment for order flow, net (759) (745) (619) (508) (674) (770) (222) (202) (178) (168) (139) (259) Interest and dividends, net (64) (64) (72) (38) (67) (139) (22) (37) (38) (41) (50) (59) Adjusted Net Trading Income $2,271 $1,910 $1,468 $1,211 $1,598 $2,145 $497 $568 $467 $613 $787 $718 Annual Trailing 5 Quarters Adjusted Net Trading Income Reconciliation ($M) FY 2020 FY 2021 FY 2022 FY 2023 FY 2024

22 Adjusted Operating Expense Reconciliation See endnotes at end of this supplement Adjusted Operating Expenses Reconciliation FY FY FY FY FY FY 2026 ($M) 2020 2021 2022 2023 2024 2025 1Q 2Q 3Q 4Q 1Q 2Q Employee compensation and payroll taxes $394 $376 $391 $394 $435 $528 $119 $136 $158 $115 $208 $217 (-) Cash Compensation Adjustments1 (72) (62) (76) (74) (84) (129) (24) (26) (46) (34) (37) (35) Adj. Cash Compensation $321 $314 $315 $320 $351 $399 $95 $110 $112 $81 $171 $182 Communications and data processing $214 $212 $220 $231 $236 $249 $60 $61 $63 $65 $67 $70 (-) Communications & Data Processing Adjustments2 - - - - - - - - - - - (0) Adj. Communications & Data Processing $214 $212 $220 $231 $236 $249 $60 $61 $63 $65 $67 $70 Operations and administrative $95 $88 $86 $99 $97 $98 $22 $26 $25 $25 $29 $29 (-) Operations & Administrative Adjustments3 (6) (6) (12) (7) (6) 0 (0) 1 (0) (0) (1) - Adj. Operations & Administrative $88 $83 $74 $92 $91 $98 $22 $26 $25 $25 $28 $29 Adjusted Cash Operating Expenses $623 $609 $609 $643 $679 $746 $177 $198 $199 $171 $266 $281 Depreciation and amortization $67 $68 $66 $63 $66 $64 $16 $16 $15 $17 $16 $18 Total Adjusted Operating Expenses $690 $677 $675 $706 $745 $811 $193 $214 $215 $189 $282 $299 Annual Trailing 5 Quarters FY 2025 FY 2026

23 Slide 6 Executive Summary 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available: https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Adj. EBITDA Margin is calculated as Adjusted EBITDA divided by Adjusted Net Trading Income. Slide 7 Transaction Overview 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available: https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. Slide 11 Performance Highlights & Preliminary 2Q26 Flash 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available: https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Adj. EBITDA Margin is calculated as Adjusted EBITDA divided by Adjusted Net Trading Income. Note: The Q2 2026 figures reflect preliminary estimated information and have not been compiled or examined by our independent registered public accounting firm nor have our independent registered public accounting firm performed any procedures with respect to this information or expressed any opinion or any form of assurance of such information. In addition, the foregoing information and estimates are subject to revision as we prepare our consolidated financial statements and other disclosures as of and for the three months ended June 30, 2026, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the three months ended June 30, 2026, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for the three months ended June 30, 2026, may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. Note: # of trading days used in Virtu's daily performance calculations: 60, 62, 63.5, 63, and 61 for 1Q 2025, 2Q 2025, 3Q 2025, 4Q 2025, and 1Q 2026, respectively Slide 12 Key Financial Metrics 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available: https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Adjusted EBITDA Margin is calculated as Adjusted EBITDA divided by Adjusted Net Trading Income. Note: # of trading days used in Virtu's daily performance calculations: 253, 252, 251, 250, 250.5, 248.5, 60, 62, 63.5, 63, and 61 for FY 2020, FY 2021, FY 2022, FY 2023, FY 2024, FY 2025, 1Q 2025, 2Q 2025, 3Q 2025, 4Q 2025, and 1Q 2026, respectively. End Notes These notes refer to metrics and/or defined terms presented on: *Beginning with 4Q 2024, days on which US equities exchanges close early or are otherwise operating for less than a full trading day are treated as half-days. Trading days during and average daily results pertaining to prior periods have not been restated as the impact of the change is immaterial.

24 Slide 13 Returns continue to increase on a growing capital base 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available: https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. For periods pre-ITG acquisition, LTM ANTI includes ITG results adjusted for consistency with Virtu reporting. ANTI is a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 3. Return on Invested Capital (ROIC) is calculated as LTM ANTI divided by LTM Invested Capital. For periods post-ITG acquisition, LTM Invested Capital is calculated as the average of beginning-of-period and end-of-period Invested Capital. For periods pre-ITG acquisition, LTM Invested Capital is calculated as end-of-period Invested Capital. Invested Capital is a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. NOTE: ROIC has been calculated as LTM Adjusted EBITDA divided by LTM Invested Capital on previous earnings supplements and other presentations. Please refer to the end notes on those respective presentations for details on previous calculations. Slide 14 VES strong performance continues 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available: https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. Slide 15 Market Metrics 1. Rule 605 volumes reflect information contained within reports publicly available on Virtu’s website: https://www.virtu.com/about/transparency/rule-605-and-606-reporting. Slide 16 Operating Expenses and Long-Term Debt 1. This reflects a non-GAAP measure. Please refer to slides at the end of this presentation for reconciliation to the equivalent GAAP measure. Prior period reconciliations available: https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Interest Expense includes a floor on SOFR of 0%. 3. 3.5 billion JPY. 4. Blended rate. Slide 18 GAAP Balance Sheet 1. This reflects a non-GAAP measure, and it reflects the assets bracketed above less the liabilities bracketed above. Trading Capital at 12/31/24, 12/31/25, and 3/31/26 also include digital assets with a fair value of $81M, $152M, and $215M, respectively – which are reported in Other Assets. Prior period reconciliations available at https://ir.virtu.com/financials-and-filings/quarterly-results/default.aspx. 2. Comprises cash anticipated to be used in the operations of the business, including cash anticipated to be paid to satisfy tax and compensation liabilities, payments of debt pursuant to debt covenants, as well as dividends and other distributions to equity owners. End Notes These notes refer to metrics and/or defined terms presented on: *Beginning with 4Q 2024, days on which US equities exchanges close early or are otherwise operating for less than a full trading day are treated as half-days. Trading days during and average daily results pertaining to prior periods have not been restated as the impact of the change is immaterial.

25 Slide 19 GAAP Income Statement Note: The Q2 2026 figures reflect preliminary estimated information and have not been compiled or examined by our independent registered public accounting firm nor have our independent registered public accounting firm performed any procedures with respect to this information or expressed any opinion or any form of assurance of such information. In addition, the foregoing information and estimates are subject to revision as we prepare our consolidated financial statements and other disclosures as of and for the three months ended June 30, 2026, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the three months ended June 30, 2026, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for the three months ended June 30, 2026, may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. Slide 20 Adjusted EBITDA & Normalized Adjusted EPS 1. EBITDA Margin is calculated as EBITDA divided by Adjusted Net Trading Income. 2. Adj. EBITDA Margin is calculated as Adjusted EBITDA divided by Adjusted Net Trading Income. Note: The Q2 2026 figures reflect preliminary estimated information and have not been compiled or examined by our independent registered public accounting firm nor have our independent registered public accounting firm performed any procedures with respect to this information or expressed any opinion or any form of assurance of such information. In addition, the foregoing information and estimates are subject to revision as we prepare our consolidated financial statements and other disclosures as of and for the three months ended June 30, 2026, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the three months ended June 30, 2026, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for the three months ended June 30, 2026, may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. Slide 21 Adjusted Net Trading Income Reconciliation Note: The Q2 2026 figures reflect preliminary estimated information and have not been compiled or examined by our independent registered public accounting firm nor have our independent registered public accounting firm performed any procedures with respect to this information or expressed any opinion or any form of assurance of such information. In addition, the foregoing information and estimates are subject to revision as we prepare our consolidated financial statements and other disclosures as of and for the three months ended June 30, 2026, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the three months ended June 30, 2026, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for the three months ended June 30, 2026, may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. End Notes These notes refer to metrics and/or defined terms presented on: *Beginning with 4Q 2024, days on which US equities exchanges close early or are otherwise operating for less than a full trading day are treated as half-days. Trading days during and average daily results pertaining to prior periods have not been restated as the impact of the change is immaterial.

26 Slide 22 Adjusted Operating Expense Reconciliation 1. Includes severance, share-based compensation, one-time compensation-related COVID-19 expenses, and one-time compensation expenses related to RFQ Hub transaction. 2. Includes connectivity early termination expenses. 3. Includes write-down of assets, reserve for legal matters, and one-time operations & administrative-related COVID-19 expenses (e.g. donations). Note: The Q2 2026 figures reflect preliminary estimated information and have not been compiled or examined by our independent registered public accounting firm nor have our independent registered public accounting firm performed any procedures with respect to this information or expressed any opinion or any form of assurance of such information. In addition, the foregoing information and estimates are subject to revision as we prepare our consolidated financial statements and other disclosures as of and for the three months ended June 30, 2026, including all disclosures required by U.S. GAAP. Because we have not completed our normal quarterly closing and review procedures for the three months ended June 30, 2026, and subsequent events may occur that require material adjustments to these results, the final results and other disclosures for the three months ended June 30, 2026, may differ materially from these estimates. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with U.S. GAAP or as a measure of performance. End Notes These notes refer to metrics and/or defined terms presented on: